UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                                   May 3, 2005
                        (Date of earliest event reported)

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                        Gasel Transportation Lines, Inc.
             (Exact name of registrant as specified in its charter)


            Ohio                        000-30185                311239328
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)



              County Road 10, Route 4, Box 181A, Marieta, OH    45750
               (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (740) 373-6479



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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      Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in
      Fiscal Year.

Subsequent to the approval of our Plan of Reorganization and confirmation by the Bankruptcy Court, as contemplated by the confirmed plan, Gasel Transportation Lines, Inc. (the "Company") has completed the merger into a new Delaware corporation with the same name, Gasel Transportation Lines, Inc. Upon effectiveness of the merger on May 3, 2005, each common share, no par value, of the Company was converted into one share of common stock, par value $.001 per share, of the surviving Delaware corporation. All of the Company's assets became the assets of the surviving Delaware corporation, as did all of the liabilities, contracts, and obligations of the Company. The officers and directors of the Company following the merger are the same as the officers and directors of the Company prior to the merger.


Each existing shareholder of the merged Ohio corporation continues to own a like amount of common stock in the surviving Delaware corporation. The exchange of shares in the Ohio predecessor of the Company for shares in the surviving Delaware corporation was exempt from registration under the Securities Act of 1933, as amended, and shares of the surviving Delaware corporation received in the merger continue to have the same resale rights as the shares previously held in the merged Ohio corporation (restricted shares would continue to be restricted).


Upon completion of the merger, the Company now has 100,000,000 shares of common stock, par value $.001 per share, as well as 10,000,000 preferred shares, par value $.001 per share, authorized for issuance.


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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Gasel Transportation Lines, Inc.
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                                                 (Registrant)


          May 10, 2005                       /s/   MICHAEL J. POST
             (Date)                          ---------------------
                                                   Michael J. Post
                                                      President